Vivaldi Merger Arbitrage Fund
a series of Investment Managers Series Trust II

Supplement dated December 31, 2015 to the
Summary Prospectus dated October 5, 2015 and the
Prospectus and Statement of Additional Information dated September 15, 2015

Effective January 31, 2016, the limit on total annual fund operating expenses with respect to Class A shares of the Fund will be 1.85%. Accordingly, effective January 31, 2016, the following replaces the section under “Fees and Expenses of the Fund” on pages 1 and 2 in the Summary Prospectus and the Prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled "Sales Charge Schedule" on page 20 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses[1]		1.23%		1.18%
Shareholder servicing fee	0.15%		0.10%
Dividend and interest expenses on short sales[1]	0.57%		0.57%
All other expenses	0.51%		0.51%
Total annual fund operating expenses		2.73%		2.43%
Fees waived and/or expenses reimbursed[2]		(0.31%)		(0.31%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		2.42%		2.12%

[1]	“Other expenses” and “Dividend and interest expenses on short sales” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

[2]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.85% and 1.55% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until October 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A	$806	$1,346
Class I	$215	$728

Effective January 31, 2016, the following replaces the 2nd and 3rd paragraph under “Fund Expenses” beginning on page 17 in the Prospectus and page B-36 of the Statement of Additional Information:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.85% and 1.55% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until October 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. With respect to Class A shares, prior to January 31, 2016, the Advisor limited expenses to 1.80%.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for a fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The following paragraph is being added immediately before the section entitled “Payment of Redemption Proceeds” beginning on page 27 in the Prospectus:

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-779-1999. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Please file this Supplement with your records.